EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Church Loans & Investments Trust (the Trust) on Form 10-QSB for the
period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the
Report), I, Kelly Archer, President and CEO of the Trust, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that: Kelly Archer, certify that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated:	August 13, 2004	/s/ Kelly Archer
Kelly Archer, President & CEO